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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2006

                            EQUITABLE FINANCIAL CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

         United States                 0-51514              14-1941649
         -------------                 -------              ----------
(State or other jurisdiction of       (Commission          (IRS Employer
incorporation or organization)        File Number)        Identification No.)

            113-115 North Locust Street, Grand Island, Nebraska 68801
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               (Address of principal executive offices) (Zip Code)

                                 (308) 382-3136
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
              ------------------------------------------

         On January 30, 2006, Equitable Financial Corp. (the "Company") and its wholly-owned subsidiary, Equitable Bank (the "Bank"), executed a three-year employment agreement with Richard L. Harbaugh, President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank; and executed a two-year employment agreement with each of Kim E. Marco, Executive Vice President and Chief Financial Officer of the Bank and Company, and Terry M. Pfeifer, Senior Vice President and Chief Investment Officer of the Bank and Company. The Equitable Bank Employee Severance Compensation Plan and Equitable Bank Supplemental Executive Retirement Plan were also adopted on January
19, 2006. The terms of the employment agreements, the employee severance compensation plan and supplemental executive retirement plan were previously disclosed in the Company's Registration Statement on Form SB-2 (File No. 333-126617).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EQUITABLE FINANCIAL CORP.




Date:  February 2, 2006               By: /s/ Kim E. Marco
                                          -------------------------------------
                                          Kim E. Marco
                                          Executive Vice President and
                                          Chief Financial Officer